UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2008

Striker Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

 Nevada
2-73389
75-1764386

 (State of organization)
(Commission File Number)
(IRS Employer Identification No.)

 Galleria Financial Center  5075 Westheimer, Suite 975  Houston, TX 77056
77056

 (Address of principal executive offices)
(Zip Code)

Registrant’s Telephone Number, including area code: (713) 402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

 ☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01
Regulation FD Disclosure

On October 2, 2008, Striker Oil & Gas, Inc. (the “Company”) mailed a letter from its CEO to all shareholders.   The information reflected in the letter attached as Exhibit 99.1 to this Current Report on Form 8-K
(this “Report”) was mailed to shareholders of the Company on October 2, 2008.

The information in this Report, including the letter attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities
Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

By filing this Report and furnishing this information, the Company makes no admission as to the materiality of any information in this Report. The information contained in the letter is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company does not intend and undertakes no duty or obligation to publicly update or revise the information contained in this Report, although it may do so from time to time as its management believes is appropriate. Any such updating or revision may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company cautions you that statements included in the letter attached hereto as Exhibit 99.1 that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause the Company’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that the Company will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated
goals and milestones; the risk that oil and gas drilling activities may not produce quantities of oil or gas in volumes sufficient to justify economical development; and other risks and uncertainties more fully described in the Company’s press releases and periodic filings with the Securities and Exchange Commission. The Company’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. The Company does not intend to update any forward-looking statement included in the letter attached hereto as Exhibit 99.1 to reflect events or circumstances arising after the date on which it was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

 The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

SIGNATURES

Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

STRIKER OIL & GAS, INC.

By:  /s/ Steven M. Plumb, CPA
Steven M. Plumb, CPA, Chief Financial Officer
DATE: October 3, 2008

Exhibit Index

 Exhibit No.
Description

 99.1
Shareholder Letter, dated October 2, 2008